Putnam
High Yield
Trust

ANNUAL REPORT

August 31, 1996

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* According to Lipper Analytical Services, Putnam High Yield Trust's class A share total return ranked 11 out of 43 high current yield funds for the 10-year period ended September 30, 1996, placing the fund in the top 25% in this category.*

* "Managers of high-yield funds have had plenty of purchase options in 1996. Favorable credit terms and fears of an overheated stock market have led to a deluge of new issuance."

                                           -- Morningstar, June 21, 1996

CONTENTS

4     Report from Putnam Management

8     Fund performance summary

14    Portfolio holdings

29    Financial statements

*Lipper Analytical Services, an independent research organization, ranks funds according to total return performance. Their rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. For periods ended 9/30/96, class A, class B, and class M shares ranked 43, 61, and 44, respectively, out of 143 high current yield funds for 1-year performance; class A shares ranked 23 out of 63 for 5-year performance; and class B shares ranked 58 out of 85 for 3-year performance. Class B and class M shares were not ranked over longer periods. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

Since its inception in 1978, Putnam High Yield Trust has been popular with investors. While such popularity is flattering, it carries its own burdens. One of these is size. When the fund's assets grow beyond a certain point, the ability to manage them efficiently becomes somewhat restricted.

Thus, for the second time in its history -- the first was in 1986 -- Putnam Management believes your fund is approaching such a limit. As was the case then, at the recommendation of the management company, your Trustees have voted to close the fund to new investors effective January 1, 1997. As an existing shareholder, you may continue to purchase additional shares of the fund.

In addition, we are pleased to announce that Jennifer Leichter took over lead management responsibilities for the fund on October 4, 1996, while Jin Ho accepted new responsibilities elsewhere at Putnam. I am confident these changes will prove to be positive developments.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

October 16, 1996



Report from the Fund Managers
Jin W. Ho, lead manager
Jennifer E. Leichter
Rosemary H. Thomsen

For the fiscal year ended August 31, 1996, Putnam High Yield Trust again proved its durability. Despite unpredictable economic growth during the period, your fund's performance at net asset value for all classes of shares outpaced the return posted by the First Boston High Yield Index, one of the fund's benchmark indexes, over the same period. See pages 8 and 9 for complete performance information.

The fund's solid performance was made possible by its flexible investment strategy, which allows the shifting of portfolio allocations in order to benefit from prosperous segments of the high-yield market. During the period, we kept the fund defensively positioned as economic growth remained unpredictable. In practice, this strategy entailed shifting the portfolio's assets out of cyclical credits and into issues of companies whose fortunes are less dependent on economic growth.

* DEFENSIVE SECURITIES OUTPERFORM CYCLICALS EARLY, THEN LOSE SOME GROUND

Cyclical companies, such as chemicals, paper, and automotive, are so called because their performance typically shadows the behavior of the economy, waxing and waning along with economic growth. During the period, we continued to reduce the fund's allocation to cyclical issues, a strategy we first implemented toward the middle of 1995 as the U.S. economy showed signs of slackening growth. At the same time, we added to the fund's holdings of more defensive, noncyclical companies in sectors such as communications, cable television, health care, and electric utilities.

Over the first six months of the period, this strategy proved beneficial to the fund as defensive holdings generally outperformed cyclical securities. Companies such as IntelCom Group (a supplier of telecommunications services), Panamsat (a provider of satellite television broadcasting services), and NEXTEL Communications (a wireless communications provider) were among the portfolio's strongest performers during the first half of the fiscal year. While these securities were viewed favorably during the period, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

In the second half of the fiscal year, investors began to expect an upturn in economic growth. At the same time, companies in defensive sectors began to flood the market with new issues, causing the value of existing bonds in these sectors to decline. In response to both developments, some investors shifted their assets into the bonds of cyclical companies, boosting their values and enabling their securities to outperform defensive securities over the past six months. Believing that this trend would be short-lived, we maintained our emphasis on defensive securities in your fund's portfolio, emphasizing telecommunications companies. We chose securities in this industry not only because we expected them to thrive amid sluggish economic growth, but also because they were, and remain, poised to benefit from the more relaxed telecommunications law passed earlier this year.

[GRAPHIC WORM CHART OMITTED:HIGH-YIELD BONDS VS. OTHER CORPORATE
SECURITIES]

vertical axis: 0, 20, 40, 60, 80, 100%

horizontal axis: 1991, 1992, 1993, 1994, 1995, 1996

insert legend to identify lines

             High-yield   Investment-grade
  DATE         bonds       corporate bonds
-------      ----------   ----------------
8/31/91            0               0
8/31/92        22.41%          15.15%
8/31/93        41.72%          30.86%
8/31/94        46.84%          27.66%
8/31/95        66.23%          44.86%
8/31/96        83.10%          50.34%

Footnote reads:
This chart demonstrates that high-yield bonds, as represented by the First Boston High Yield Index, generally outperformed investment-grade corporate bonds, as represented by the Lehman Brothers Corporate Bond
Index. The chart shows cumulative returns. Data are as of the last day of August for each year. The lower credit rating of high-yield bonds reflects a greater possibility that adverse changes in an issuer's business or financial condition or in general economic conditions may impair the issuer's ability to pay principal and interest on the securities. This chart does not reflect the performance of Putnam High Yield Trust.



* ONGOING CONSOLIDATION BOOSTS TELECOMMUNICATIONS COMPANIES

In February of this year, Congress passed legislation to deregulate the telecommunications and broadcasting industries. The new telecommunications law loosens restrictions on radio stations, cable television, and long distance telephone service. It will ultimately allow a single company to offer services in more than one of these areas (for example, a telephone company may provide cable television service) or to own more than one provider of a particular service in a certain region (a company may own several radio stations in one city).

Some of the law's provisions have already taken effect, particularly in the radio industry. As a result, high-yield bond issuers in this industry have begun to prosper from merger and acquisition activity. When a high-yield issuer is acquired by or merges with a company with a stronger balance sheet, the credit standing of the combined company falls somewhere between the levels of their individual credit ratings before the merger or acquisition. Usually, the end result is that outstanding bonds with lower ratings receive credit upgrades. Following an upgrade, the prices of these bonds are likely to rise until their yields drop to a level appropriate for bonds with the new, combined credit rating.

Final passage of the legislation came after months of steady growth in these industries, brought on by mounting anticipation among investors that the law would be passed and affected companies would eventually realize substantial cost savings through consolidation. Recognizing this trend early on, we had positioned the portfolio to take advantage of it by adding to the fund's holdings in radio and television station operators, telephone companies, competitive access providers, and cable television securities. Among these, New City Communications, Park Broadcasting, and Paxson Broadcasting all contributed substantially to the fund's performance.

* TELEVISION INDUSTRY MAY BE NEXT TO BENEFIT FROM CONSOLIDATION

In the coming months, we expect the wave of consolidation in wireless and non-wireless media companies to continue. We nevertheless expect business prospects to improve generally as deregulation enhances revenues and consolidation strengthens cash flows and drives down operating costs.

[GRAPHIC CHART OMITTED: TOP 10 HOLDINGS*]

NEXTEL Communications, Inc. 0%, 2003
Wireless communications

TransTexas Gas Corp. 11.5%, 2002
Oil and gas

Del Monte Corp. 12.25%, 2002
Food processing

Adelphia Communications Corp. 12.5%, 2002
Cable television

Midland Funding Corp. 11.75%, 2005
Electric utility

Trump A.C. 11.25%, 2006
Gaming

IntelCom Group, Inc. 0%, 2005
Telecommunications networks

International Cabletel, Inc. 0%, 2006
Telecommunications satellites

Teleport Communications Group, Inc. 0%, 2007
Telecommunications

Cablevision Systems Corp. $11.125 pfd stock
Cable television

*These holdings represent 13.4% of the fund's assets as of 8/31/96. Portfolio holdings will vary over time.


Elsewhere, we anticipate opportunities for growth among competitive access providers and aerospace companies. Competitive access providers deliver a wide range of telecommunications services including voice, data, and video products. In the aerospace industry, demand for commercial airplanes is on the rise because of a burgeoning trend toward rebuilding existing fleets and starting new fleets, particularly in developing countries.

On a larger scale, our outlook for the economy is one of continued moderate expansion and low inflation -- conditions that should bode well for fixed-income investments. Corporate earnings have been surprisingly healthy since the beginning of 1996, and we believe they will remain stable in the months ahead.

Footnote reads:
The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/96, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield corporate bonds reflect a greater possibility that adverse changes in the economy or their issuers may affect their ability to pay principal and interest on the bonds.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam High Yield Trust is designed for investors seeking high current income through a diversified portfolio of high-yielding lower-rated corporate bonds, with a secondary objective of capital growth when consistent with high current income.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 8/31/96

                   Class A         Class B           Class M
(inception date)   2/14/78          3/1/93            7/3/95
                 NAV     POP     NAV     CDSC     NAV     POP
-----------------------------------------------------------------------
1 year         11.08%   5.79%  10.28%    5.28%  10.88%   7.30%
-----------------------------------------------------------------------
5 years        81.13   72.47      --       --      --     --
Annual average 12.62   11.52      --       --      --     --
-----------------------------------------------------------------------
10 years      168.01  155.34      --       --      --     --
Annual average 10.36    9.83      --       --      --     --
-----------------------------------------------------------------------
Life of class     --      --   31.58    28.76   13.51   9.83
Annual average    --      --    8.16     7.49   11.44   8.34
-----------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/96

                    Lehman Bros.     First Boston
                     Corporate        High Yield
                    Bond Index          Index
-----------------------------------------------------------------------
1 year                3.79%             10.15%
-----------------------------------------------------------------------
5 years              50.34              83.10
Annual average        8.49              12.85
-----------------------------------------------------------------------
10 years            135.43             186.54
Annual average        8.94              11.10
-----------------------------------------------------------------------
Life of class B      22.99              39.65
Annual average        6.08              10.00
-----------------------------------------------------------------------
Life of class M       4.99              12.17
Annual average        4.25              10.29
-----------------------------------------------------------------------

Footnote reads:
Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions, or, for class A shares, distributions fees prior to implementation of the class A distribution plan in 1990. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 4.75% maximum sales charge for class A shares and 3.25% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%.


[GRAPHIC WORM CHART OMITTED: GROWTH OF A $10,000 INVESTMENT]

Cumulative total return of a $10,000 investment since 8/31/86

Starting value                   (Insert ending Total)
$9,525       Fund's class A shares at POP     $25,534
$10,000     First Boston High Yield Index     $28,654
$10,000              Consumer Price Index     $14,339

(plot points for 10-year total return mountain chart)

Date/year   Fund at POP   First Boston Index      CPI
---------   -----------   ------------------   ------
8/31/86            9525                10000    10000
8/31/87           10607                10951    10428
8/31/88           11483                12044    10848
8/31/89           12456                13126    11358
8/31/90           11511                12297    11996
8/31/91           14097                15649    12452
8/31/92           17693                19156    12844
8/31/93           20258                22178    13200
8/31/94           20755                22979    13582
8/31/95           22988                26014    13938
8/31/96           25534                28654    14339

Footnote reads:
Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 3/1/93 would have been valued at $13,158 on 8/31/96 ($12,876 with a redemption at the end of the period). A $10,000 investment in the fund's class M shares at inception on 7/3/95 would have been valued at $11,351 at net asset value on 8/31/96 ($10,983 at public offering price).

PRICE AND DISTRIBUTION INFORMATION
12 months ended 8/31/96

                        Class A     Class B     Class M
-----------------------------------------------------------------------
Distributions (number)       12          12          12
-----------------------------------------------------------------------
Income                   $1.172      $1.082      $1.150
-----------------------------------------------------------------------
Total                    $1.172      $1.082      $1.150
-----------------------------------------------------------------------
Share value:           NAV     POP     NAV     NAV     POP
-----------------------------------------------------------------------
8/31/95             $12.01  $12.61   $11.97  $12.00   $12.40
-----------------------------------------------------------------------
8/31/96              12.11   12.71    12.07   12.10    12.51
-----------------------------------------------------------------------
Current return
End of period:
-----------------------------------------------------------------------
Current dividend
rate1                 9.12%   8.69%    8.35%   8.93%    8.63%
-----------------------------------------------------------------------
Current 30-day
SEC yield2            9.06    8.63     8.29    8.51     8.23
-----------------------------------------------------------------------

1Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2Based on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 9/30/96

                       Class A          Class B          Class M
(inception date)      (2/14/78)        (3/1/93)         (7/3/95)
                     NAV     POP     NAV     CDSC     NAV     POP
-----------------------------------------------------------------------
1 year             13.65%   8.24%  12.85%    7.85%  13.53%   9.87%
-----------------------------------------------------------------------
5 years            83.76   75.02      --       --      --      --
Annual average     12.94   11.84      --       --      --      --
-----------------------------------------------------------------------
10 years          174.27  161.28      --       --      --      --
Annual average     10.62   10.08      --       --      --      --
-----------------------------------------------------------------------
Life of class         --      --   35.68    32.79   17.19   13.38
Annual average        --      --    8.87     8.22   13.53   10.57
-----------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

The First Boston High Yield Index* is a market-weighted index including publicly traded bonds having a rating below BBB by Standard & Poor's and Moody's.

The Lehman Brothers Corporate Bond Index* is an unmanaged list of publicly issued, fixed-rate non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*The average quality of bonds included in these indexes will differ from the average quality of bonds in which the fund customarily invests, and securities held by the fund will differ from those in the indexes. Index performance reflects changes in market prices and reinvestment of all interest payments. It is not possible to invest directly in an index.


PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund *

Health Sciences Trust

International Growth Fund +

International New Opportunities Fund

Investors Fund

New Opportunities Fund

OTC Emerging Growth Fund

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Intermediate U.S. Government

Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds ++

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments to help maximize your return and reduce your risk.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

MOST CONSERVATIVE
INVESTMENTS [SECTION MARK]

Putnam money market funds: **

California Tax Exempt Money Market Fund

Money Market Fund

New York Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

CDs and savings accounts ++

*              Formerly Natural Resources Fund
+              Formerly Overseas Growth Fund
++             Not available in all states.
[SECTION MARK] Relative to above.

** An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

++ Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured up to certain limits by federal/state agencies. Savings accounts may also be insured up to certain limits. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Report of independent accountants
For the fiscal year ended August 31, 1996

To the Trustees and Shareholders of
Putnam High Yield Trust

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Trust, including the portfolio of investments owned, as of August 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Yield Trust as of August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                               Coopers & Lybrand L.L.P.

Boston, Massachusetts

October 18, 1996




Portfolio of investments owned
August 31, 1996

CORPORATE BONDS AND NOTES (82.8%) *
PRINCIPAL AMOUNT                                                                                                      VALUE

Advertising  (0.7%)
---------------------------------------------------------------------------------------------------------------------------
       $9,800,000  Lamar Advertising Co. sr. secd. notes 11s, 2003                                             $ 10,241,000
        5,843,750  Outdoor Systems Inc. notes Ser. B, 8.91s, 2002                                                 5,865,664
        4,285,417  Outdoor Systems Inc. notes Ser. C, 8.91s, 2003                                                 4,301,487
        1,558,333  Outdoor Systems Inc. notes Ser. CAD, 8.91s, 2003                                               1,558,333
        6,950,000  Universal Outdoor, Inc. sub. deb. 11s, 2003                                                    7,471,250
                                                                                                             --------------
                                                                                                                 29,437,734

Aerospace and Defense  (0.4%)
---------------------------------------------------------------------------------------------------------------------------
        3,000,000  Alliant Techsystems, Inc. sr. sub. notes 11 3/4s, 2003                                         3,270,000
        3,325,000  BE Aerospace sr. sub. notes Ser. B, 9 7/8s, 2006                                               3,308,375
        3,065,000  K &F Industries, Inc. 144A sr. sub. notes 10 3/8s, 2004                                        3,084,156
        4,230,000  UNC, Inc. 144A sr. sub. notes 11s, 2006                                                        4,399,200
        3,750,000  Wyman-Gordon Co. sr. notes 10 3/4s, 2003                                                       4,012,500
                                                                                                             --------------
                                                                                                                 18,074,231

Agriculture  (1.5%)
---------------------------------------------------------------------------------------------------------------------------
       14,985,000  Agco Corp. Sr. sub notes 8 1/2s, 2006                                                         14,985,000
       32,846,000  PMI Holdings Corp. sub. disc. deb. stepped-coupon Ser. B, zero % (11 1/2s,
                   9/1/00), 2005 ++                                                                              19,132,795
        6,858,000  PSF Finance (L.P.) sr. exch. notes 12 1/4s, 2004 (acquired 3/15/95, cost
                   $6,858,000) (Chapter 11) +(double dagger)                                                      3,745,840
       12,272,000  PSF Finance (L.P.) sr. notes 12s, 2000 (acquired various dates from 9/11/92
                   to 9/15/92 cost $12,272,000)                                                                   6,894,410
                   (Chapter 11) +(double dagger)
       35,132,000  PSF Finance (L.P.) sr. disc. notes stepped-coupon zero % (12s, 9/15/96), 2003
                   (acquired various dates from 3/15/95 to 5/31/95, cost $27,135,111) (Chapter
                   11)+(double dagger)++                                                                         17,566,000
                                                                                                             --------------
                                                                                                                 62,324,045

Airlines  (0.3%)
---------------------------------------------------------------------------------------------------------------------------
       12,270,000  Greenwich Air Services, Inc. sr. notes 10 1/2s, 2006                                          12,515,400

Apparel  (0.4%)
---------------------------------------------------------------------------------------------------------------------------
       15,400,000  Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                                 15,400,000

Automotive Parts  (1.7%)
---------------------------------------------------------------------------------------------------------------------------
        7,700,000  Aftermarket Technology Corp. sr. sub. notes 12s, 2004                                          8,258,250
        9,275,000  A.P.S. Inc. company guaranty 11 7/8s 2006                                                      9,877,875
        4,160,000  Delco Remy International, Inc. 144A sr. sub. notes 10 5/8s, 2006                               4,243,200
        6,950,000  Exide Corp. sr. notes 10s, 2005                                                                6,984,750
       12,700,000  Hayes Wheels International, Inc. sr. sub. notes 11s, 2006                                     13,049,250
       10,000,000  Key Plastics Corp. sr. notes 14s, 1999                                                        10,325,000
       16,655,000  Lear Corp. sub. ntoes 9 1/2s, 2006                                                            17,154,650
                                                                                                             --------------
                                                                                                                 69,892,975

Banks  (0.2%)
---------------------------------------------------------------------------------------------------------------------------
        1,865,000  Centerbank sub. notes 8 3/8s, 2002                                                             1,939,600
        5,000,000  Chevy Chase Savings Bank Inc. sub. deb. 9 1/4s, 2005                                           4,875,000
        1,780,000  First Nationwide Holdings sr. sub. notes 9 1/8s, 2003                                          1,668,750
                                                                                                             --------------
                                                                                                                  8,483,350

Basic Industrial Products  (0.1%)
---------------------------------------------------------------------------------------------------------------------------
        2,600,000  Clark-Schwebel, Inc. 144A sr. notes 10 1/2s, 2006                                              2,652,000

Beverages  (--%)
---------------------------------------------------------------------------------------------------------------------------
        2,000,000  Stroh Brewery Co. sr. sub. notes Ser. WI, 11.10s, 2006 ##                                      1,980,000

Broadcasting  (4.2%)
---------------------------------------------------------------------------------------------------------------------------
       20,000,000  Allbritton Communications sr. sub. deb. Ser. B, 9 3/4s, 2007                                  18,600,000
        8,150,000  Argyle Television Corp. sr. sub. notes 9 3/4s, 2005                                            8,068,500
        8,485,000  Chancellor Broadcasting Co. sr. sub. notes 9 3/8s, 2004                                        8,272,875
        7,680,000  Commodore Media, Inc. sr. sub. notes stepped-coupon 7 1/2s, (13 1/4s,
                   5/1/98), 2003 ++                                                                               7,910,400
        8,500,000  Granite Broadcasting Corp. sr. sub. deb. 12 3/4s, 2002                                         9,243,750
        9,760,000  Granite Broadcasting Corp. sr. sub. notes 10 3/8s, 2005                                        9,760,000
        5,500,000  Granite Broadcasting Corp. sr. sub. notes 9 3/8s, 2005                                         5,211,250
        5,125,000  Heritage Media Corp. sr. sub. notes 8 3/4s, 2006                                               4,766,250
        3,270,000  Jacor Communications, Inc. sr. sub. notes 10 1/8s, 2006                                        3,335,400
        6,301,000  New City Communications Corp. sr. sub. notes 11 3/8s, 2003                                     6,978,358
       15,500,000  Park Broadcasting, Inc. 144A sr. notes 11 3/4s, 2006                                          17,631,250
       16,175,000  Paxson Communications Corp. sr. sub. notes 11 5/8s, 2002                                      16,822,000
        7,330,000  Pegasus Media & Communications notes Ser. B, 12 1/2s, 2005                                     7,843,100
        6,435,000  Petracom Holdings, Inc. notes stepped-coupon zero % (17 1/2s,
                   8/1/98), 2003 ++                                                                               5,477,794
       27,605,000  SFX Broadcasting, Inc. sr. sub. notes Ser. B, 10 3/4s, 2006                                   28,088,088
        5,700,000  Sinclair Broadcasting Group sr. sub. notes 10s, 2005                                           5,571,750
        5,396,000  Telemedia Broadcasting Corp. 144A deb. stepped-coupon 6.4s, (16s,
                   6/15/99), 2004 ++                                                                              4,876,635
        8,800,000  Young Broadcasting Corp. company guaranty Ser. B, 9s, 2006                                     8,096,000
                                                                                                             --------------
                                                                                                                176,553,400

Building and Construction  (1.0%)
---------------------------------------------------------------------------------------------------------------------------
        7,650,000  NVR, Inc. sr. notes 11s, 2003                                                                  7,879,500
        7,135,000  Presley Cos. sr. notes 12 1/2s, 2001                                                           6,831,763
       19,250,000  Scotsman Group, Inc. sr. secd. notes 9 1/2s, 2000                                             19,442,500
        9,500,000  U.S. Home Corp. sr. notes 9 3/4s, 2003                                                         9,500,000
                                                                                                             --------------
                                                                                                                 43,653,763

Building Products  (1.6%)
---------------------------------------------------------------------------------------------------------------------------
       23,000,000  American Standard, Inc. sr. sub. notes stepped-coupon zero % (10
                   1/2s, 6/1/98), 2005 ++                                                                        20,642,500
       13,445,000  Cemex S.A. 144A bonds 12 3/4s, 2006 (Mexico)                                                  14,352,538
        3,600,000  Congoleum Corp. sr. notes 9s, 2001                                                             3,492,000
        5,140,000  Inter-City Products sr. notes 9 3/4s, 2000                                                     4,947,250
       20,575,000  Nortek, Inc. sr. sub. notes 9 7/8s, 2004                                                      19,906,313
        2,250,000  Southdown Inc. sr. sub. notes Ser. B, 10s, 006                                                 2,266,875
        6,100,000  Waxman Industries Inc. sr. notes stepped-coupon Ser. B, zero % (12
                   3/4s, 6/1/99), 2004 ++                                                                         4,087,000
                                                                                                             --------------
                                                                                                                 69,694,476

Buses  (0.6%)
---------------------------------------------------------------------------------------------------------------------------
        7,150,000  Blue Bird Body Co. sub. deb. Ser. B, 11 3/4s, 2002                                             7,436,000
       21,000,000  MCII Holding (USA), Inc. bonds zero %, 2002                                                   16,275,000
                                                                                                             --------------
                                                                                                                 23,711,000

Business Services  (0.2%)
---------------------------------------------------------------------------------------------------------------------------
        1,700,000  Corporate Express, Inc. sr. sub. notes Ser. B, 9 1/8s, 2004                                    1,691,500
        6,200,000  Pierce Leahy Corp. 144A sr. sub. notes 10s, 2006                                               6,432,500
                                                                                                             --------------
                                                                                                                  8,124,000


Cable Television  (9.5%)
---------------------------------------------------------------------------------------------------------------------------
       59,765,000  Adelphia Communications Corp. sr. notes 12 1/2s, 2002                                         61,557,950
        6,665,000  Adelphia Communications Corp. sr. deb. 11 7/8s, 2004                                           6,706,656
       16,250,000  American Telecasting, Inc. sr. disc. notes stepped-coupon zero % (14 1/2s,
                   8/15/00), 2005 ++                                                                              9,628,125
          285,000  American Telecasting, Inc. sr. disc. notes stepped-coupon zero % (14 1/2s,
                   6/15/99), 2004 ++                                                                                200,925
       13,850,000  Bell Cablemedia PLC sr. disc. notes stepped-coupon zero % (11 7/8s,
                   9/15/00), 2005 (United Kingdom) ++                                                             9,210,250
        7,800,000  Benedek Communications 144A sr. disc. notes stepped-cupon zero % (13 1/4s,
                   5/15/01), 2006 ++                                                                              4,290,000
        1,225,000  Benedek Broadcasting sr. notes 11 7/8s, 2005                                                   1,326,063
        7,500,000  Cablevision Systems Corp. sr. sub. deb. 9 7/8s, 2023                                           6,900,000
       11,200,000  Century Communications Corp. sr. sub. deb. 11 7/8s, 2003                                      11,900,000
       16,370,000  Charter Communications Holdings 144A sr. disc. notes stepped-coupon zero %
                   (14s, 3/15/01), 2007 ++                                                                        9,167,200
        8,500,000  Charter Communications International, Inc. 144A sr. notes 11 1/4s, 2006                        8,415,000
        5,000,000  Comcast Corp. sr. sub. notes 9 3/8s, 2005                                                      4,975,000
       29,000,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero %
                   (11 3/4s, 12/15/00), 2005 ++ (United Kingdom)                                                 18,270,000
       18,121,067  Falcon Holdings Group, Inc. sr. sub. notes 11s, 2003 (2 double daggers)                       16,943,198
        1,350,000  Grupo Televisa S.A. 144A sr. notes Ser. B, 11 7/8s, 2006 (Mexico)                              1,404,000
       10,000,000  Grupo Televisa S.A. 144A sr. notes Ser. A, 11 3/8s, 2003 (Mexico)                             10,400,000
        2,100,000  Heartland Wireless Communication Inc.144A sr. notes 13s, 2003                                  2,194,500
       11,870,000  Heartland Wireless Communicaton Inc. sr. notes 13s, 2003                                      12,908,625
        9,300,000  Insight Communications Co. sr. sub. notes 11/4s, 2000                                          9,393,000
       79,035,000  International Cabletel, Inc. sr. notes stepped-coupon Ser. B, zero %
                   (11 1/2s, 2/1/01), 2006 ++                                                                    46,630,650
       17,833,000  Jones Intercable, Inc. sub. deb. 11 1/2s, 2004                                                19,460,261
        3,500,000  Lenfest Communications 144A sr. sub. notes 10 1/2s, 2006                                       3,500,000
        6,290,000  Lenfest Communications, Inc. sr. notes 8 3/8s, 2005                                            5,818,250
       21,100,000  Marcus Cable Co. sr. deb. 11 7/8s, 2005                                                       21,944,000
       23,478,000  Marcus Cable Co. sr. disc. notes stepped-coupon zero % (14 1/4s,
                   6/15/00), 2005 ++                                                                             14,791,140
       17,095,000  Marcus Cable Co. (L.P.) sr. sub. disc. notes stepped-coupon zero %
                   (13 1/2s, 8/1/99), 2004 ++                                                                    12,564,825
       14,990,000  Rogers Cablesystems Ltd. notes 11s, 2015 (Canada)                                             15,139,900
       19,900,000  Telewest Communications PLC deb. stepped-coupon zero % (11s, 10/1/00),
                   2007 (United Kingdom) ++                                                                      12,288,250
        2,600,000  Tele-Communications, Inc. deb. 9 1/4s, 2023                                                    2,465,086
        6,500,000  Telewest Communications PLC deb. 9 5/8s, 2006 (United Kingdom)                                 6,435,000
       38,235,000  UIH  Australia/Pacific  144A sr. disc. notes stepped-coupon zero % (14s,
                   5/15/01), 2006 (Australia) ++                                                                 18,926,325
       13,000,000  Videotron Holdings. sr. disc. notes stepped-coupon zero % (11s, 8/15/00),
                   2005 (United Kingdom) ++                                                                       8,612,500
        5,750,000  Wireless One, Inc. sr. notes 13s, 2003                                                         5,778,750
                                                                                                             --------------
                                                                                                                400,145,429

Cellular Communications  (4.8%)
---------------------------------------------------------------------------------------------------------------------------
        3,775,000  360 Communications Co. sr. notes 7 1/2s, 2006                                                  3,582,777
       28,875,000  Cencall Communications Corp. sr. disc. notes stepped-coupon zero %
                   (10 1/8s, 1/15/99), 2004 ++                                                                   18,335,625
        9,650,000  Centennial Cellular Corp. sr. notes 10 1/8s, 2005                                              9,360,500
       20,300,000  Centennial Cellular Corp. sr. notes 8 7/8s, 2001                                              18,879,000
       13,505,000  Intercel, Inc. sr. disc. notes stepped-coupon zero % (12s, 5/1/01), 2006 ++                    7,157,650
       56,000,000  Milicom International Cellular 144A sr. disc. notes stepped-coupon zero %
                   (13 1/2s, 6/01/00), 2006 (Luxembourg) ++                                                      30,100,000
       19,000,000  NEXTEL Communications, Inc. sr. disc. notes stepped-coupon zero % (9 3/4s,
                   2/15/99), 2004 ++                                                                             11,210,000
      113,750,000  NEXTEL Communications, Inc. sr. disc. notes stepped-coupon zero % (11 1/2s,
                   9/1/98), 2003 ++                                                                              77,350,000
       10,385,000  Orbcomm Global Capital Corp. 144A sr. notes 14s, 2004                                         10,410,963
        3,370,000  Pricellular Wireless Corp. sr. disc. notes stepped-coupon zero % (12 1/4s,
                   10/1/98), 2003 ++                                                                              2,662,300
       14,365,000  Pricellular Wireless sr. disc. notes stepped-coupon Ser. B, zero % (14s,
                   11/15/97), 2001 ++                                                                            13,215,800
                                                                                                             --------------
                                                                                                                202,264,615

Chemicals  (2.9%)
---------------------------------------------------------------------------------------------------------------------------
          210,000  Acetex Corp. sr. notes 9 3/4s, 2003 (Canada)                                                     201,075
       26,870,000  Arcadian Partner sr. notes 10 3/4s, 2005                                                      29,221,125
        1,500,000  Carlisle Plastic sr. notes 10 1/4s, 1997                                                       1,503,750
        5,000,000  G-I Holdings Inc. sr. notes Ser. B, 10s, 2006                                                  4,862,500
       30,603,000  G-I Holdings, Inc. sr. disc. notes Ser. B, zero %, 1998                                       25,400,490
        3,100,000  Great Lakes Carbon Corp. sr. notes 10s, 2006                                                   3,177,500
       15,475,000  Harris Chemical Corp. sr. sub. notes 10 3/4s, 2003                                            15,320,250
       13,500,000  Harris Chemical Corp. sr. secd. disc. notes 10 1/4s, 2001                                     13,500,000
        7,625,000  IMC Fertilizer Group, Inc. notes Ser. B, 10 1/8s, 2001                                         8,330,313
        5,000,000  IMC Fertilizer Group, Inc. deb. 9.45s, 2011                                                    5,400,000
        3,415,000  Texas Petrochemical 144A sr. sub. notes 11 1/8s, 2006                                          3,555,869
        9,282,000  Union Carbide Global Enterprises sr. sub. Ser. B, 12s, 2005                                   10,581,480
                                                                                                             --------------
                                                                                                                121,054,352

Computer Equipment  (0.6%)
---------------------------------------------------------------------------------------------------------------------------
       23,800,000  Computervision Corp. sr. sub. notes 11 3/8s, 1999                                             24,633,000

Conglomerates  (0.5%)
---------------------------------------------------------------------------------------------------------------------------
        2,190,000  Axia, Inc. sr. sub. notes Ser. B, 11s, 2001                                                    2,211,900
       12,450,000  Jordan Industries, Inc. sr. notes 10 3/8s, 2003                                               11,952,000
        9,100,000  MacAndrews & Forbes Holdings, Inc. sub. deb. notes 13s, 1999                                   9,100,000
                                                                                                             --------------
                                                                                                                 23,263,900

Consumer Durable Goods  (0.2%)
---------------------------------------------------------------------------------------------------------------------------
       10,300,000  Remington Products Co. LLC 144A sr. sub. notes 11s, 2006                                      10,351,500

Consumer Services  (0.5%)
---------------------------------------------------------------------------------------------------------------------------
       19,890,000  Coinmach Corp. sr. notes Ser. B, 11 3/4s, 2005                                                20,934,225

Containers  (1.0%)
---------------------------------------------------------------------------------------------------------------------------
        8,450,000  Four M Corp. 144A sr. notes 12s, 2006                                                          8,724,625
       25,968,000  Ivex Packaging Corp. sr. sub. notes 12 1/2s, 2002                                             27,526,080
        2,490,000  Printpack, Inc. 144A sr. notes 10 5/8s, 2006                                                   2,514,900
        4,980,000  Printpack, Inc. 144A sr. notes 9 7/8s, 2004                                                    5,029,800
                                                                                                             --------------
                                                                                                                 43,795,405

Electric Utilities  (4.7%)
---------------------------------------------------------------------------------------------------------------------------
        6,865,000  Cleveland Electric Illuminating Co. 1st mtge. Ser. B, 9 1/2s, 2005                             6,641,750
        5,000,000  CTC Mansfield Funding deb. 11 1/8s, 2016                                                       5,026,800
        7,000,000  El Paso Electric Co. 1st mtge. Ser. E, 9.4s, 2011                                              7,105,000
        5,000,000  El Paso Electric Co. 1st mtge. Ser. D, 8.9s, 2006                                              5,050,000
       20,000,000  First PV Funding deb. Ser. 86A, 10.3s, 2014                                                   21,150,000
        6,300,000  First PV Funding deb. 10.15s, 2016                                                             6,630,750
       10,000,000  Long Island Lighting Co. refunding mtge. notes 9 3/4s, 2021                                    9,823,200
        5,000,000  Long Island Lighting Co. refunding mtge. notes 9 5/8s, 2024                                    4,920,000
        5,000,000  Long Island Lighting Co. refunding mtge. notes 8 5/8s, 2004                                    4,950,000
       15,100,000  Midland Funding Corp. deb. Ser. B, 13 1/4s, 2006                                              16,836,500
       55,075,000  Midland Funding Corp. deb. Ser. A, 11 3/4s, 2005                                              58,448,344
        1,000,000  Niagara Mohawk Power Corp. med. term notes 9.99s, 2004                                           927,500
        1,500,000  Niagara Mohawk Power Corp. med. term notes 9.95s, 2000                                         1,357,500
       10,000,000  Niagara Mohawk Power Corp. 1st mtge. 7 3/4s, 2006                                              8,867,200
        3,000,000  Niagara Mohawk Power Corp. 1st mtge. 7 3/8s, 2003                                              2,684,190
        8,435,000  Niagara Mohawk Power Corp. 1st mtge. 6 7/8s, 2001                                              7,703,095
        7,250,000  Niagara Mohawk Power Corp. 1st mtge. 5 7/8s, 2002                                              6,105,878
       22,000,000  Texas New Mexico Power. deb. 12 1/2s, 1999                                                    23,631,740
                                                                                                             --------------
                                                                                                                197,859,447

Electronics  (1.7%)
---------------------------------------------------------------------------------------------------------------------------
       34,450,000  Amphenol Corp. sr. sub. notes 12 3/4s, 2002                                                   38,067,250
       49,250,000  International Semi-Tech. Corp. sr. secd. disc. notes stepped-coupon zero %
                   (11 1/2s, 8/15/00), 2003 (Canada) ++                                                          27,826,250
        5,450,000  Moog, Inc. 144A sr. sub. notes 10s, 2006                                                       5,538,563
        1,500,000  Mosler Inc. sr. notes 11s, 2003                                                                1,245,000
                                                                                                             --------------
                                                                                                                 72,677,063

Energy-Related  (0.2%)
---------------------------------------------------------------------------------------------------------------------------
       10,500,000  Calpine Corp. 144A sr. notes 10 1/2s, 2006                                                    10,552,500

Entertainment  (1.0%)
---------------------------------------------------------------------------------------------------------------------------
        4,495,000  Guitar Center Management 144A sr. notes 11s, 2006                                              4,551,188
        8,625,000  Premier Parks, Inc. sr. notes Ser. A, 12s, 2003                                                9,142,500
       17,250,000  Six Flags Corp. sr. sub. notes stepped-coupon zero % (12 1/4s,
                   6/15/98), 2005 ++                                                                             14,662,500
        4,850,000  Time Warner, Inc. deb. 9.15s, 2023                                                             4,936,670
        5,257,000  Time Warner, Inc. notes 8.18s, 2007                                                            5,147,286
        5,257,000  Time Warner, Inc. notes 8.11s, 2006                                                            5,146,445
            1,000  Time Warner, Inc. FRN 6.835s, 2000                                                                 1,009
                                                                                                             --------------
                                                                                                                 43,587,598

Financial Services  (0.8%)
---------------------------------------------------------------------------------------------------------------------------
        1,990,000  AIM Management Group sr. secd. notes 9s, 2003                                                  2,034,775
        9,110,000  Contifinancial Corp. sr. notes 8 3/8s, 2003                                                    9,064,450
       14,500,000  Keystone Group, Inc. sr. secd. notes 9 3/4s, 2003                                             14,645,000
        7,400,000  Van Kampen Merritt sr. notes 9 3/4s, 2003                                                      7,918,000
                                                                                                             --------------
                                                                                                                 33,662,225

Food  (2.4%)
---------------------------------------------------------------------------------------------------------------------------
        4,600,000  Chiquita Brands sr. notes 9 5/8s, 2004                                                         4,611,500
       63,713,000  Del Monte Corp. sub. notes 12 1/4s, 2002 (2 double daggers)                                   61,801,610
        4,000,000  Doane Products Co. sr. notes 10 5/8s, 2006                                                     4,080,000
       10,000,000  Mafco, Inc. sr. sub. notes 11 7/8s, 2002                                                      10,550,000
       25,200,000  Specialty Foods Acquisition Corp. sr. sub. notes 11 1/4s, 2003                                20,916,000
                                                                                                             --------------
                                                                                                                101,959,110

Food Chains  (0.5%)
---------------------------------------------------------------------------------------------------------------------------
        3,160,000  Aramark Corp. sub. notes 8 1/2s, 2003                                                          3,167,900
        16,500,000 Stater Brothers sr. notes 11s, 2001                                                           17,407,500
                                                                                                             --------------
                                                                                                                 20,575,400

Gaming  (6.0%)
---------------------------------------------------------------------------------------------------------------------------
        4,200,000  Alliance Gaming Corp. sr. notes 12 7/8s, 2003                                                  4,158,000
       15,965,000  Argosy Gaming Co. 144A 1st. mtge. 13 1/4s, 2004                                               15,366,313
        9,470,000  Arizona Charlies Corp. 1st mtge. Ser. B, 12s, 2000                                             6,108,150
        7,000,000  Bally Park Place Funding 1st mtge. 9 1/4s, 2004                                                7,420,000
        1,625,000  Boyd Gaming Corp. sr. sub. notes 10 3/4s, 2003                                                 1,685,938
        2,120,000  Capitol Queen Corp. 1st mtge. notes Ser. B, 12s, 2000 (In default)+                            1,462,800
        7,050,000  Casino America, Inc. sr. notes 12 1/2s, 2003                                                   7,085,250
        7,300,000  Casino Magic corp. 144A 1st mtge. 13s, 2003                                                    7,263,500
       14,700,000  Coast Hotels & Casino company guaranty Ser. B 13s, 2002                                       15,692,250
        3,295,000  Cobblestone Golf Group 144A sr. notes 11 1/2s, 2003                                            3,327,950
        5,000,000  Colorado Gaming & Entertainment Co. sr. notes 12s, 2003 (2 double daggers)                     4,800,000
        3,405,000  Eldorado Resorts LLC 144A sr. sub. notes 10 1/2s, 2006                                         3,439,050
        3,950,000  Empress River Casino sr. notes 10 3/4s, 2002                                                   4,236,375
       25,000,000  Grand Casinos, Inc. 1st mtge. 10 1/8s, 2003                                                   24,375,000
          600,000  Grate Bay Property Funding Corp. 1st mtge. 10 7/8s, 2004                                         522,000
        4,660,000  Harveys Casino Resorts sr. sub. notes 10 5/8s, 2006                                            4,788,150
       19,150,000  Hollywood Casino Corp. sr. notes 12 3/4s, 2003                                                18,192,500
       14,505,000  Lady Luck Gaming 1st mtge. 11 7/8s, 2001                                                      14,287,425
          194,000  Louisiana Casino Cruises Corp. 1st mtge. 11 1/2s, 1998                                           160,050
        7,000,000  Mohegan Tribal Gaming sr. notes Ser. B, 13 1/2s, 2002                                          8,715,000
        4,590,000  Pioneer Finance Corp. 1st mtge. 13 1/2s, 1998                                                  4,131,000
       10,000,000  Players International Inc. sr. notes 10 7/8s, 2005                                             9,800,000
        9,300,000  PRT Funding Corp. sr. notes 11 5/8s, 2004                                                      7,905,000
        5,280,000  Showboat Marina Casino 1st mtge. Ser. B, 13 1/2s, 2003                                         5,676,000
       14,931,000  Trump Castle Funding notes 11 1/2s, 2000                                                      14,931,000
       60,000,000  Trump A.C. 1st. mtge. 11 1/4s, 2006                                                           57,300,000
                                                                                                             --------------
                                                                                                                252,828,701

Health Care  (1.9%)
---------------------------------------------------------------------------------------------------------------------------
        7,970,000  Abbey Healthcare Group Inc. sr. sub. deb. 9 1/2s, 2002                                         8,209,100
        3,425,000  Genesis Health Ventures, Inc. sr. sub. notes 9 3/4s, 2005                                      3,484,938
        8,900,000  Integrated Health Services sr. sub. notes 10 3/4s, 2004                                        9,300,500
        7,150,000  Integrated Health Services sr. sub. notes 9 5/8s, 2002                                         7,185,750
       12,970,000  Ivac Corp. sr. notes 9 1/4s, 2002                                                             13,099,700
        1,000,000  Magellan Health Services, Inc. sr. sub. deb. Ser. A, 11 1/4s, 2004                             1,070,000
       10,000,000  Merit Behavioral Care sr. sub. notes 11 1/2s, 2005                                            10,500,000
       11,835,000  Paracelsus Helathcare sr. sub. notes 10s, 2006                                                11,953,350
        5,000,000  Quorum Health Group, Inc. sr. sub. notes 11 7/8s, 2002                                         5,525,000
        5,400,000  Quorum Health Group, Inc. sr. sub. notes 8 3/4s, 2005                                          5,319,000
        6,350,000  Tenet Healthcare Corp. sr. notes 8 5/8s, 2003                                                  6,604,000
                                                                                                             --------------
                                                                                                                 82,251,338

Insurance  (0.4%)
---------------------------------------------------------------------------------------------------------------------------
       15,500,000  American Life Holding Co. sr. sub. notes 11 1/4s, 2004                                        17,476,250

Lodging  (0.9%)
---------------------------------------------------------------------------------------------------------------------------
       11,750,000  Host Marriott Corp. sr. notes Ser. B, 9 1/2s, 2005                                            11,456,250
       20,700,000  John Q Hammons Hotels, Inc. 1st mtge. 8 7/8s, 2004                                            19,561,500
        7,500,000  Red Roof Inns sr. notes 9 5/8s, 2003                                                           7,200,000
                                                                                                             --------------
                                                                                                                 38,217,750

Media  (0.4%)
---------------------------------------------------------------------------------------------------------------------------
       19,425,000  Viacom International, Inc. sub. deb. 8s, 2006                                                 17,773,875

Medical Supplies and Devices  (0.6%)
---------------------------------------------------------------------------------------------------------------------------
       11,600,000  Dade International, Inc. 144A sr. sub. notes 11 1/8s, 2006                                    12,238,000
        6,000,000  Mediq, Inc. notes 12 1/8s, 1999                                                                6,480,000
        6,500,000  Wright Medical Technology, Inc. sr. secd. notes Ser. B, 10 3/4s, 2000                          6,402,500
                                                                                                             --------------
                                                                                                                 25,120,500

Metals and Mining  (1.0%)
---------------------------------------------------------------------------------------------------------------------------
       18,350,000  Kaiser Aluminum & Chemical Corp. sr. sub. notes 12 3/4s, 2003                                 19,726,250
        5,730,000  Renco Metals, Inc. sr. notes 11 1/2s 2003                                                      6,030,825
        7,895,000  Royal Oak Mines, Inc. 144A sr. sub. notes 11s, 2006 (Canada)                                   7,895,000
       10,000,000  Weirton Steel Co. 144A sr. notes 11 3/8s, 2004                                                 9,700,000
                                                                                                             --------------
                                                                                                                 43,352,075

Motion Picture Distribution  (0.7%)
---------------------------------------------------------------------------------------------------------------------------
        3,525,000  Act III Theatres, Inc. sr. sub. notes 11 7/8s, 2003                                            3,851,063
       10,850,000  Cinemark Mexico notes 12s, 2003 (Mexico)                                                      10,036,250
       13,545,000  Cinemark USA, Inc. 144A sr. sub. notes 9 5/8s, 2008                                           13,138,650
        3,300,000  Cobb Theatres Corp. 144A sr. notes 10 5/8s, 2003                                               3,415,500
                                                                                                             --------------
                                                                                                                 30,441,463

Office Supplies  (0.3%)
---------------------------------------------------------------------------------------------------------------------------
       11,000,000  United Stationer Supply, Inc. sr. sub. notes 12 3/4s, 2005                                    11,907,500

Oil and Gas  (4.3%)
---------------------------------------------------------------------------------------------------------------------------
        7,100,000  Benton Oil & Gas Corp. sr. notes 11 5/8s, 2003                                                 7,597,000
        7,774,000  Chesapeake Energy Corp. sr. notes 12s, 2001                                                    8,386,203
        8,500,000  Chesapeake Energy Corp. sr. notes 9 1/8s, 2006                                                 8,457,500
        5,980,000  Cliffs Drilling Co. 144A sr. notes 10 1/4s, 2003                                               6,039,800
       10,315,000  Flores & Rucks, Inc. sr. notes 13 1/2s, 2004                                                  12,016,975
        5,980,000  Gerrity Oil & Gas Corp. sr. sub. notes 11 3/4s, 2004                                           6,338,800
          400,000  Global Marine deb. notes 12 3/4s, 1999                                                           430,000
        5,000,000  Gulf Canada Resources Ltd. sr. sub. notes 9 5/8s, 2005 (Canada)                                5,162,500
       10,695,000  Maxus Energy Corp. notes 9 3/8s, 2003                                                         10,427,625
        6,950,000  Noble Drilling Corp. sr. notes 9 1/8s, 2006                                                    7,002,125
        7,000,000  Plains Resources, Inc. sr. sub. notes Ser. B, 10 1/4s, 2006                                    7,122,500
       14,300,000  Transamerican Refining 1st. mtge. Ser. 2, 16 1/2s, 2002                                       13,299,000
       10,900,000  Transamerican Refining 1st mtge. stepped-coupon Ser 1, zero % (18 1/2s,
                   2/15/98), 2002 ++                                                                              7,739,000
       63,525,000  Transtexas Gas Corp. sr. secd. notes 11 1/2s, 2002                                            66,224,813
       15,850,000  Triton Energy sr. sub. disc. notes stepped-coupon zero % (9 3/4s,
                   12/15/96), 2000 ++                                                                            15,750,938
        1,300,000  Triton Energy sr. sub. notes zero %, 1997                                                      1,183,000
                                                                                                             --------------
                                                                                                                183,177,779

Paging  (1.7%)
---------------------------------------------------------------------------------------------------------------------------
        6,000,000  A+ Network Inc. sr. sub. notes 11 7/8s, 2005                                                   5,580,000
       17,000,000  Arch Communications Group sr. disc. notes stepped-coupon zero % (10
                   7/8s, 3/15/01), 2008 ++                                                                        8,925,000
       17,525,000  Mobile Telecommunications Tech. sr. notes 13 1/2s, 2002                                       18,226,000
       10,000,000  Mobilemedia Corp. sr. sub. notes 9 3/8s, 2007                                                  8,700,000
        2,500,000  Mobilemedia Communication Corp. sr. sub. notes stepped-coupon zero % (10 1/2s,
                   12/01/98), 2003 ++                                                                             1,800,000
        1,500,000  Pagemart Nationwide, Inc. sr. disc. notes stepped-coupon zero % (15s, 2/1/00),
                   2005 ++                                                                                          997,500
       15,700,000  Pagemart, Inc. sr. disc. notes stepped-coupon zero % (12 1/4s,
                   11/1/98), 2003 ++                                                                             11,814,250
       11,750,000  Paging Network, Inc. sr. sub. notes 10 1/8s, 2007                                             11,867,500
        5,579,000  Pronet, Inc. sr. sub. notes 11 7/8s, 2005                                                      5,076,890
                                                                                                             --------------
                                                                                                                 72,987,140

Paper and Forest Products  (4.9%)
---------------------------------------------------------------------------------------------------------------------------
       23,500,000  APP International Finance Co. notes 11 3/4s, 2005 (Netherlands)                               23,735,000
        5,650,000  Buckeye Cellulose Corp. sr. sub. notes 9 1/4s, 2008                                            5,650,000
        3,000,000  Container Corp. of America sr. notes Ser. A, 11 1/4s, 2004                                     3,142,500
        1,500,000  Doman Industries Ltd. sr. notes 8 3/4s, 2004 (Canada)                                          1,380,000
        1,375,000  Domtar, Inc. deb 11 1/4s, 2017 (Canada)                                                        1,457,500
        3,840,000  Domtar, Inc. notes 8 3/4s, 2006 (Canada)                                                       3,883,200
       11,870,000  Domtar Inc. deb. 9 1/2s, 2016 (Canada)                                                        12,166,750
       12,130,000  Florida Coast Paper LLC 144A 1st. mtge. 12 3/4s, 2003                                         12,766,825
       25,125,000  Gaylord Container Corp. sr. sub. disc. deb. 12 3/4s, 2005                                     26,758,125
        6,125,000  Rainy River Forest Products sr. notes 10 3/4s, 2001                                            6,538,438
        6,650,000  Riverwood International company guaranty 10 7/8s, 2008                                         6,450,500
        1,900,000  Riverwood International company guaranty 10 1/4s, 2006                                         1,871,500
       40,000,000  Riverwood International USA bank loan sr. notes 8.016s, 2003                                  39,400,000
       19,000,000  Repap New Brunswick sr. notes 10 5/8s, 2005 (Canada)                                          18,050,000
       17,750,000  Repap New Brunswick sr. notes 9 1/2s, 2000 (Canada)                                           17,395,000
        5,650,000  Stone Container Corp. 144A sr. notes 11 7/8s, 2016                                             5,791,250
       17,300,000  Stone Container Corp. sr. notes 11 1/2s, 2004                                                 17,732,500
        2,550,000  Stone Consolidated Corp. sr. notes 10 1/4s, 2000                                               2,671,125
                                                                                                             --------------
                                                                                                                206,840,213

Pharmaceuticals  (0.1%)
---------------------------------------------------------------------------------------------------------------------------
        3,400,000  Twin Laboratories, Inc. 144A sr. sub. notes 10 1/4s, 2006                                      3,366,000

Pipelines  (--%)
---------------------------------------------------------------------------------------------------------------------------
          250,000  OPI International sr. notes 12 7/8s, 2002                                                        276,250

Publishing  (0.8%)
---------------------------------------------------------------------------------------------------------------------------
        3,550,000  Affinity Group sr. sub. notes 11 1/2s, 2003                                                    3,638,750
       10,300,000  American Media Operation, Inc. sr. sub. notes 11 5/8s, 2004                                   10,660,500
       28,000,000  Marvel Parent Holdings, Inc. sr. secd. disc. notes zero %, 1998                               21,280,000
                                                                                                             --------------
                                                                                                                 35,579,250

Real Estate  (0.3%)
---------------------------------------------------------------------------------------------------------------------------
        1,000,000  Chelsea Piers 1st mtge. Ser. B, 12 1/2s, 2004                                                    935,000
           55,000  Chelsea Piers 144A 1st mtge. Ser. B, 11s, 2009                                                    51,425
        2,450,000  Prime Hospitality Corp. 1st mtge. 9 1/4s, 2006                                                 2,401,000
        7,500,000  Tanger Properities Ltd. Partnership Gtd. notes 8 3/4s, 2001(R)                                 7,318,500
                                                                                                             --------------
                                                                                                                 10,705,925

Restaurants  (0.4%)
---------------------------------------------------------------------------------------------------------------------------
        6,000,000  Foodmaker, Inc. sr. sub. notes  9 3/4s, 2002                                                   5,775,000
       10,500,000  FRD Acqisition 144A sr. notes 12 1/2s, 2004                                                   10,263,750
                                                                                                             --------------
                                                                                                                 16,038,750

Retail  (3.0%)
---------------------------------------------------------------------------------------------------------------------------
       14,050,000  Apparel Retailers, Inc. deb. stepped-coupon Ser. B, zero % (12 3/4s,
                   8/15/98), 2005 ++                                                                             11,029,250
       12,495,000  Brylane (L.P.) sr. sub. notes 10s, 2003                                                       12,276,338
       14,400,000  Finlay Enterprises, Inc. sr. disc. deb. stepped-coupon zero % (12s,
                   5/1/98), 2005 ++                                                                              11,664,000
        4,180,000  Finlay Enterprises, Inc. sr. notes 10 5/8s, 2003                                               4,190,450
        4,000,000  Hills Stores Co. sr. notes Ser. B, 12 1/2s, 2003                                               3,710,000
       16,600,000  K Mart Corp. deb. 7 3/4s, 2012                                                                12,076,500
        5,000,000  K Mart Corp. notes 8 1/8s, 2006                                                                4,175,000
          700,000  K Mart Corp. med. term notes  8.85s, 2001                                                        548,912
        5,000,000  K Mart Corp. med. term notes  8.13s, 2003                                                      4,272,450
        1,000,000  K Mart Corp. med. term notes 8s, 2001                                                            882,150
          500,000  K Mart Corp. med. term notes 7.96s, 1999                                                         462,395
        3,000,000  K Mart Corp. med. term notes 7.82s, 2002                                                       2,622,360
        2,000,000  K Mart Corp. med. term notes 7.77s, 2002                                                       1,710,000
          400,000  K Mart Corp. med. term notes 7.74s, 2002                                                         342,000
        1,425,000  K Mart Corp. med. term notes 7.72s, 2002                                                      1,211,250
        2,000,000  K Mart Corp. med. term notes 7.47s, 2002                                                      1,696,780
        1,000,000  K Mart Corp. med. term notes 7 3/8s, 2000                                                        893,050
        2,000,000  K Mart Corp. med. term notes 7.17s, 2000                                                       1,770,100
        1,200,000  K Mart Corp. med. term notes 7.01s, 2000                                                       1,055,472
        1,000,000  K Mart Corp. med. term notes 6.88s, 1999                                                         905,890
        1,000,000  K Mart Corp. med. term notes 6.78s, 1999                                                         902,650
        1,175,000  K Mart Funding Corp. notes 7.36s, 1998                                                         1,098,625
       10,000,000  Loehmanns, Inc. sr. notes 11 7/8s, 2003                                                       10,425,000
        5,875,000  Mothers Work, Inc. sr. notes 12 5/8s, 2005                                                     6,242,188
       10,145,000  Parisian, Inc. sr. sub. notes 9 7/8s, 2003                                                     9,992,825
        9,270,000  Phar-Mor, Inc. sr. notes 11.72s, 2002                                                          9,200,475
        2,225,000  Specialty Retailers, Inc. notes 10s, 2000                                                      2,202,750
        7,840,000  Specialty Retailers, Inc. sr. sub. notes 11s, 2003                                             7,840,000
        3,000,000  SRI Receivables Purchase 144A notes 12 1/2s, 2000                                              3,000,000
                                                                                                             --------------
                                                                                                                128,398,860

Satellite Services  (1.5%)
---------------------------------------------------------------------------------------------------------------------------
        8,130,000  Echostar Communications Corp. sr. disc. notes stepped-coupon zero %
                   (12 7/8s, 6/1/99), 2004 ++                                                                     6,016,200
        2,675,000  Echostar Satellite Braodcast Corp. sr. disc. notes stepped-coupon
                   zero % (13 1/8s, 3/15/00), 2004 ++                                                             1,651,813
       46,600,000  Panamsat (L.P.) sr. sub. notes stepped-coupon zero % (11 3/8s,
                   8/1/98), 2003 ++                                                                              41,415,750
        5,945,000  Net Sat Services Ltd. 144A sr. sub. notes 12 3/4s, 2004 (Brazil)                               6,115,919
        6,640,000  Omnipoint Corp. 144A sr. notes 11 5/8s, 2006                                                   6,689,800
                                                                                                             --------------
                                                                                                                 61,889,482

Specialty Consumer Products  (0.3%)
---------------------------------------------------------------------------------------------------------------------------
        1,500,000  Herff Jones, Inc. sr. sub. notes 11s, 2005                                                     1,545,000
        8,700,000  Selmer Co., Inc. sr. sub. notes 11s, 2005                                                      9,178,500
                                                                                                             --------------
                                                                                                                 10,723,500

Steel  (0.5%)
---------------------------------------------------------------------------------------------------------------------------
       10,000,000  Ispat Mexicana, SA 144A deb. 10 3/8s, 2001 (Mexico)                                            9,750,000
        5,000,000  Ispat Mexicana, S.A. deb. 10 3/8s, 2001 (Mexico)                                               4,875,000
        5,900,000  WCI Steel Inc. sr. secd. notes 10 1/2s, 2002                                                   6,106,500
                                                                                                             --------------
                                                                                                                 20,731,500

Supermarkets  (0.5%)
---------------------------------------------------------------------------------------------------------------------------
        7,969,390  Food 4 Less Supermarkets, Inc. sr. sub. deb. 13 5/8s, 2007 (2 double daggers)                  6,375,512
       10,000,000  Ralphs Grocery Co. sr. notes 10.45s, 2004                                                      9,850,000
        3,000,000  Ralph's Grocery Co. 144A sr. notes 10.45s, 6/15/04                                             2,940,000
                                                                                                             --------------
                                                                                                                 19,165,512

Telecommunication  (6.1%)
---------------------------------------------------------------------------------------------------------------------------
       13,150,000  American Communication Services, Inc. sr. disc. notes stepped-coupon zero %
                   (12 3/4s, 4/1/01), 2006 ++                                                                     6,640,750
       15,210,000  Brooks Fiber Properties sr. disc. notes stepped-coupon zero % (10 7/8s,
                   3/1/01), 2006 ++                                                                               8,631,675
       31,200,000  GST Telecommunications,Inc. company guaranty stepped-coupon zero %
                   (13 7/8s, 15/15/00), 2005 ++                                                                  16,536,000
       15,955,000  Hyperion Communication 144A sr. disc. notes steped-coupon zero % (13s,
                   4/15/01), 2003 ++                                                                              8,655,588
       77,480,000  IntelCom Group, Inc. sr. disc. notes stepped-coupon zero % (13 1/2s,
                   9/15/00), 2005 ++                                                                             48,425,000
       52,000,000  IntelCom Group, Inc. company guaranty zero % (12 1/2s, 5/1/01), 2006 ++                       28,860,000
       16,500,000  Intermedia Communication of Florida, Inc. sr. disc. notes stepped-coupon
                   zero % (12 1/2s, 5/15/01), 2006 ++                                                             9,693,750
       15,924,000  Intermedia Communications of Florida, Inc. sr. notes Ser. B, 13 1/2s,
                   2005                                                                                          18,033,930
       15,400,000  MFS Communications sr. disc. notes stepped-coupon zero % (8 7/8s,
                   1/1/01), 2006 ++                                                                              10,414,250
       36,700,000  MFS Communications sr. disc. notes stepped-coupon zero % (9 3/8s,
                   1/15/99), 2004 ++                                                                             29,635,250
       22,500,000  Nextlink Communications, Inc. 144A sr. notes 12 1/2s, 2006                                    22,162,500
       76,070,000  Teleport Communications Group Inc. sr. disc. notes stepped-coupon
                   zero % (11 1/8s, 7/1/01), 2007 ++                                                             46,402,700
        5,868,000  Winstar Communications, Inc. sr. disc. notes stepped-coupon zero %
                   (14s, 10/15/00), 2005 ++                                                                       3,242,070
                                                                                                             --------------
                                                                                                                257,333,463

Telephone Services  (0.8%)
---------------------------------------------------------------------------------------------------------------------------
       18,595,000  Call-Net Enterprises stepped-coupon zero % (13 1/4s, 12/1/99), 2004 ++                        14,132,200
        8,180,000  Fonorola, Inc. sr. notes 12 1/2s, 2002 (Canada)                                                8,793,500
       15,000,000  Shared Technologies Fairchild Inc. company guaranty stepped-coupon zero
                   % (12 1/4s, 3/1/99), 2006 ++                                                                  11,400,000
                                                                                                             --------------
                                                                                                                 34,325,700

Textiles  (0.7%)
---------------------------------------------------------------------------------------------------------------------------
       12,000,000  Foamex (L.P.) Capital Corp. sr. sub. deb. 11 7/8s, 2004                                       12,600,000
        5,000,000  Polysindo International Eka company guaranty 13s, 2001 (Indonesia)                             5,437,500
       13,030,000  Polysindo International Finance company guaranty 11 3/8s, 2006 (Indonesia)                    13,127,725
                                                                                                             --------------
                                                                                                                 31,165,225

Tobacco  (0.5%)
---------------------------------------------------------------------------------------------------------------------------
        2,050,000  RJR Nabisco, Inc. notes 8 3/4s, 2007                                                           1,958,283
       22,350,000  RJR Nabisco, Inc. notes 8 3/4s, 2005                                                          21,294,410
                                                                                                             --------------
                                                                                                                 23,252,693
                                                                                                             --------------
                   Total Corporate Bonds and Notes  (cost $3,543,258,406)                                   $ 3,505,138,837

PREFERRED STOCKS  (3.5%) *
NUMBER OF SHARES                                                                                                      VALUE
---------------------------------------------------------------------------------------------------------------------------
          447,094  Cablevision Systems Ser. M, $11.125 dep. shs. pfd.                                          $ 41,915,045
          162,000  California Federal Bank Ser. B, $10.625, exch. pfd.                                           16,929,000
          196,000  Diva Systems Corp. Ser. C, $6.00 pfd.                                                          1,715,000
            7,407  Duane Reade Corp. $15.00, pfd. +                                                                  51,852
           70,000  El Paso Electric Co. $11.40, pfd (2 double daggers)                                            7,700,000
          220,000  First Nationwide Bank $11.50, pfd.                                                            23,760,000
           25,000  Foxmeyer Health Corp. Ser. A, $4.20, pfd. (2 double daggers)                                     425,000
           76,536  K-III Communications Ser. B, $11.625 pfd. (2 double daggers)                                   7,500,528
          205,000  SD Warren Co. Ser. B, $3.50, pfd.                                                              7,175,000
           41,146  Time Warner, Inc. 144A Ser. K, $10.25 pfd.                                                    41,763,190
                                                                                                             --------------
                   Total Preferred Stocks  (cost $150,464,338)                                                $ 148,934,615

UNITS  (3.2%) *
NUMBER OF UNITS                                                                                                       VALUE
---------------------------------------------------------------------------------------------------------------------------
           18,260  Australis Media units stepped-coupon zero % (14s, 5/15/2000), 2003
                   (Australia) ++                                                                              $ 10,225,600
           32,345  Cellnet Data Systems Inc. units stepped-coupon zero % (13s, 6/15/00), 2005 ++                 24,582,200
            6,025  Cobblestone Holdings, Inc. 144A units zero %, 2004                                             2,304,563
            4,650  Diva Systems Corp. 144A units stepped-coupon zero % (13s, 5/15/01), 2006 ++                    2,545,875
           14,425  Fitzgerald Gaming Co. units 13s, 2002                                                         10,674,500
            2,000  Health-O-Meter Product units 13s, 2002                                                         2,160,000
           14,200  Interact Systems, Inc. 144A units stepped-coupon zero % (14s, 8/1/99), 2003 ++                 9,478,500
            2,400  Intercel, Inc. units stepped-coupon zero % (12s, 2/1/01), 2006 ++                             14,280,000
            7,470  International Wireless Communications units zero %, 2001                                       3,847,050
           15,000  Ionica PLC units 13 1/2s, 2006 (United Kingdom)                                               15,075,000
           26,600  Premium Standard Farms 144A exch. pfd. units 12 1/2s, 2000                                     1,195,670
            6,375  Sterling Chemical Holdings units stepped-coupon zero % (13 1/2s,
                   8/15/01), 2008 ++                                                                              3,570,000
           20,545  Terex Corp. 144A units 13 3/4s, 2002                                                          21,520,888
           23,840  Wireless One Inc. units stepped-coupon zero % (13 1/2s, 8/1/01), 2006 ++                      12,218,000
                                                                                                             --------------
                   Total Units  (cost $134,050,455)                                                           $ 133,677,846

BRADY BONDS  (2.7%) *
PRINCIPAL AMOUNT                                                                                                      VALUE
---------------------------------------------------------------------------------------------------------------------------
      $43,109,000  Argentina (Republic of) FRN Ser. L-GL, 6.438s, 2023                                         $ 29,529,665
       15,533,000  Brazil (Republic of) annual reset bonds 4 1/4s, 2024                                          11,319,674
       17,725,874  Brazil (Republic of) FRB 8s, 2014                                                             11,433,189
       15,256,000  Brazil (Republic of) FRN Ser. EI-L, 6 1/2s, 2006                                              12,853,180
        9,189,000  Ecuador (Government of) FRN 6.063s, 2025                                                       5,306,648
        9,941,000  Poland (Government of) FRN 6.438s, 2024                                                        9,555,786
       31,042,000  United Mexican States deb. Ser. B, 6 1/4s, 2019                                               20,526,523
       16,750,000  Venezuela (Government of) FRN Ser. DL, 6.625s, 2007                                           12,646,250
                                                                                                             --------------
                   Total Brady Bonds  (cost $109,129,096)                                                     $ 113,170,915

COMMON STOCKS  (2.3%) *
NUMBER OF SHARES                                                                                                      VALUE
---------------------------------------------------------------------------------------------------------------------------
            6,570  Axia Holding Corp. 144A +                                                                      $ 197,100
           20,000  Aztar Corp. +                                                                                    220,000
          100,000  BE Aerospace, Inc. +                                                                           1,650,000
          400,000  Casino America, Inc. +                                                                         2,600,000
          100,000  Clearnet Communications Inc. Class A, (Canada) +                                               1,550,000
           50,000  Comcast Corp. Class A                                                                            806,250
        1,219,719  Computervision Corp. +                                                                         8,538,033
          211,625  Cox Communications, Inc. Class A +                                                             4,179,594
           66,667  Duane Reade Corp. +                                                                               43,333
          775,000  Exide Corp.                                                                                   20,634,375
            8,866  Finlay Enterprises, Inc.                                                                         113,042
          100,000  Freeport-McMoRan Copper & Gold Co., Inc. Class A                                               2,812,500
        1,688,770  Grand Union Co. (acquired 8/18/95, cost $87,572,218)+(double dagger)                           9,815,976
        1,250,000  NEXTEL Communications, Inc. Class A +                                                         20,468,750
          625,000  Owens-Illinois, Inc. +                                                                         9,609,375
               13  Pegasus Media & Communications, Inc. +                                                             7,800
           11,048  PMI Holdings Corp. 144A +                                                                      2,430,560
            8,407  Premium Holdings (L.P.)144A +                                                                    210,176
          236,025  Specialty Foods Corp. +                                                                          118,013
          251,460  Total Renal Care Holdings                                                                      7,685,246
           76,080  Total Renal Care Holdings, Inc. (acquired various date from 8/4/94 to 1/11/95,
                   cost $120,421)+(double dagger)                                                                 3,128,790
            5,000  Triangle Pacific Corp. +                                                                         108,750
          100,000  UCC Investors Holding, Inc. (acquired 3/28/94, cost $1,400,000)(double dagger)                 1,500,000
                                                                                                             --------------
                   Total Common Stocks  (cost $169,373,866)                                                    $ 98,427,663

CONVERTIBLE BONDS AND NOTES  (1.1%) *
PRINCIPAL AMOUNT                                                                                                      VALUE
---------------------------------------------------------------------------------------------------------------------------
      $28,500,000  Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                              $ 16,957,500
        3,900,000  GST Telecommunications, Inc. cv. sr. disc. notes stepped-coupon zero %
                   (13 7/8s, 15/15/00), 2005 ++                                                                   3,627,000
        2,791,000  Kelley Oil & Gas cv. deb. 8 1/2s, 2000                                                         2,483,990
       27,771,000  Pricellular Wireless Corp. 144A cv. sub. notes stepped-coupon zero %
                   (10 3/4s, 8/15/00) ++                                                                         23,605,350
          434,000  Winstar Communications Inc. 144A cv. sr. disc. notes stepped-coupon
                   zero % (14s, 10/15/00),  2005 ++                                                                 273,420
                                                                                                             --------------
                   Total Convertible Bonds and Notes  (cost $40,587,080)                                       $ 46,947,260

FOREIGN GOVERNMENT BONDS AND NOTES  (0.9%) *
PRINCIPAL AMOUNT                                                                                                      VALUE
---------------------------------------------------------------------------------------------------------------------------
USD     5,372,000  Morocco (Government of) FRB Ser. A, 6.437s, 2009                                             $ 3,988,710
USD     9,729,000  Russia (Government of) non performing loan 2015 + ##                                           5,715,788
USD    26,975,000  Russia (Government of) non performing loan 2020 + ##                                          11,835,281
ZAR    32,339,000  South Africa (Republic of) bonds Ser. 153, 13s, 2010                                           6,162,212
USD    10,435,000  United Mexican States bonds 11 1/2s, 2026                                                     10,017,600
                                                                                                             --------------
                   Total Foreign Government Bonds and Notes  (cost $37,162,589)                                $ 37,719,591

WARRANTS  (0.3%) * +
NUMBER OF WARRANTS                                                                                 Maturity Date      VALUE
---------------------------------------------------------------------------------------------------------------------------
          265,000  Becker Gaming Corp. 144A                                                        11/15/00        $ 53,000
          136,500  Capital Gaming International, Inc.                                              2/1/99             5,460
           42,125  Casino America, Inc.                                                            11/15/96           4,213
           53,280  Casino Magic Finance Corp.                                                      10/14/96           2,664
          230,151  Cinemark Mexico USA, Inc.                                                       8/1/03         2,132,349
            6,900  Commodore Media 144A                                                            7/5/01           897,000
           17,000  County Seat Holdings, Inc.                                                      10/15/98         170,000
           71,220  Heartland Wireless Communications 144A                                          4/15/00          356,100
           15,955  Hyperion Telecommunications 144A                                                4/15/01          159,550
          251,394  Intelcom Group                                                                  9/15/05        3,896,607
           15,924  Intermedia Communications 144A                                                  6/1/00           636,960
           72,220  Pagemart, Inc. 144A                                                             12/31/03         622,898
           46,097  Petracom Holdings, Inc. 144A                                                    8/1/05           328,441
           44,150  President Riverboat Casinos, Inc.                                               9/30/99           39,735
           30,000  President Riverboat Casinos, Inc. 144A                                          9/23/96            1,500
          220,000  Southdown, Inc. 144A                                                            10/31/96       1,897,500
              222  Telemedia Broadcasting Corp. 144A                                               4/1/04           166,775
           23,250  Wireless One, Inc.                                                              10/19/00         122,063
              403  Wright Medical Technology, Inc. 144A                                            6/30/03           52,359
                                                                                                             --------------
                   Total Warrants  (cost $7,084,483)                                                           $ 11,545,174

SHORT-TERM INVESTMENTS  (2.7%) *
PRINCIPAL AMOUNT                                                                                                      VALUE
---------------------------------------------------------------------------------------------------------------------------
     $ 25,000,000  Federal Home Loan Mortgage Corp. effective yield of 5.24%, October 10, 1996                 $ 24,858,083
       50,000,000  Federal Home Loan Mortgage Corp. effective yield of 5.23%, September 12, 1996                 49,920,098
MXP    45,328,170  Mexican T Bill zero %, June 5, 1997                                                            4,895,785
MXP    13,551,010  Mexican T Bill zero %, January 9, 1997                                                         1,670,227
       34,799,000  Interest in $445,006,000 joint repurchase agreement dated August 30, 1996 with Morgan (J.P.) & Co., Inc. due September 3, 1996 with respect to various
                   U.S. Treasury obligations -- maturity value of $34,819,222 for an effective
                   yield of 5.23%.                                                                               34,809,111
                                                                                                             --------------
                   Total Short-Term Investments  (cost $115,945,272)                                          $ 116,153,304
---------------------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $4,307,055,585) ***                                               $4,211,715,205
---------------------------------------------------------------------------------------------------------------------------

*                  Percentages indicated are based on net assets of $4,232,918,588.

*** The aggregate identified cost on a tax basis is $4,317,664,904, resulting in gross unrealized appreciation and depreciation of $190,553,924 and $296,503,623, respectively, or net unrealized appreciation of $105,949,699.

+                   Non-income-producing security.

++ The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(double dagger)    Restricted, excluding 144A securities, as to public resale.
                   The total market value of restricted securities held at
                   August 31, 1996 was $42,651,016 or 1.0% of
                   net assets.

(2 double daggers) Income may be received in cash or additional securities at the discretion of the issuer.

##                 When-issued securities. (See Note 1)

                   144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                   The rate shown on FRB and FRN are the current interest rates shown at August 31, 1996, which are subject to change based on the terms of the security.

The acompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
August 31, 1996

Assets
------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value  (identified cost $4,307,055,585)  (Note 1)                           $4,211,715,205
------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                           2,538,530
------------------------------------------------------------------------------------------------------------------------
Dividends and interest and other receivables                                                                  79,958,730
------------------------------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                                        15,099,553
------------------------------------------------------------------------------------------------------------------------
Receivable for securities sold                                                                                19,395,653
------------------------------------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                                                  38,405
------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                               4,328,746,076

Liabilities
------------------------------------------------------------------------------------------------------------------------
Payable for securities purchased                                                                              76,961,868
------------------------------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                                     9,758,364
------------------------------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                                   5,650,742
------------------------------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                                       523,291
------------------------------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                                      9,660
------------------------------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                                       7,005
------------------------------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                                         2,235,668
------------------------------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                                                     90,542
------------------------------------------------------------------------------------------------------------------------
Other accrued expenses                                                                                           590,348
------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                             95,827,488
------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                $4,232,918,588

Represented by
------------------------------------------------------------------------------------------------------------------------
Paid-in-capital (Notes 1and 4)                                                                            $4,859,942,206
------------------------------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                                                     (5,989,979)
------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions (Note 1)                     (525,678,691)
------------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and liabilities in foreign currencies                  (95,354,948)
------------------------------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding                                 $4,232,918,588

Computation of net asset value and offering price
------------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A shares  ($3,115,545,609 divided by 257,308,311 shares)           $12.11
------------------------------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $12.11)*                                                           $12.71
------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per class B shares  ($1,100,757,354 divided by 91,218,807 shares)**            $12.07
------------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M shares  ($16,615,625 divided by 1,372,902 shares)                $12.10
------------------------------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $12.10)*                                                           $12.51
------------------------------------------------------------------------------------------------------------------------
*  On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statments.




Statement of operations
Year ended August 31, 1996

Investment Income:
------------------------------------------------------------------------------------------------------------------------
Interest                                                                                                    $411,702,033
------------------------------------------------------------------------------------------------------------------------
Dividends                                                                                                      8,150,228
------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                      419,852,261

Expenses:
------------------------------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                                              21,718,605
------------------------------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                                                 5,103,558
------------------------------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                                                 86,690
------------------------------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                                                  43,396
------------------------------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                                          7,659,443
------------------------------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                                          9,264,957
------------------------------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                                             39,498
------------------------------------------------------------------------------------------------------------------------
Reports to shareholders                                                                                          132,685
------------------------------------------------------------------------------------------------------------------------
Registration fees                                                                                                219,518
------------------------------------------------------------------------------------------------------------------------
Auditing                                                                                                         152,424
------------------------------------------------------------------------------------------------------------------------
Legal                                                                                                            205,431
------------------------------------------------------------------------------------------------------------------------
Postage                                                                                                          517,980
------------------------------------------------------------------------------------------------------------------------
Other                                                                                                             78,107
------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                                45,222,292
------------------------------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                                    (1,110,520)
------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                  44,111,772
------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                        375,740,489
------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                                             120,113,256
------------------------------------------------------------------------------------------------------------------------
Net realized gain on forward currency contracts and foreign currency translation (Note 1)                         63,241
------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on forward currency contracts and foreign currency translation during the year         7,071
------------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                                                   (85,586,787)
------------------------------------------------------------------------------------------------------------------------
Net gain on investments                                                                                       34,596,781
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                                        $410,337,270
------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                              Year ended August 31
                                                                                      -----------------------------------
                                                                                               1996                  1995
                                                                                      -----------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  $375,740,489          $353,382,591
-------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign currency transactions               120,176,497          (134,335,318)
-------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments and assets and liabilities
in foreign currencies                                                                   (85,579,716)          140,350,852
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    410,337,270           359,398,125
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders
-------------------------------------------------------------------------------------------------------------------------
   From net investment income:
    Class A                                                                            (290,741,190)         (293,973,082)
-------------------------------------------------------------------------------------------------------------------------
    Class B                                                                             (81,061,592)          (59,607,996)
-------------------------------------------------------------------------------------------------------------------------
    Class M                                                                                (715,452)               (4,823)
-------------------------------------------------------------------------------------------------------------------------
   From return of capital:
    Class A                                                                                      --            (9,903,791)
-------------------------------------------------------------------------------------------------------------------------
    Class B                                                                                      --            (2,008,161)
-------------------------------------------------------------------------------------------------------------------------
    Class M                                                                                      --                  (162)
-------------------------------------------------------------------------------------------------------------------------
In excess of  net investment income:
-------------------------------------------------------------------------------------------------------------------------
    Class A                                                                              (4,675,029)                   --
-------------------------------------------------------------------------------------------------------------------------
    Class B                                                                              (1,303,446)                   --
-------------------------------------------------------------------------------------------------------------------------
    Class M                                                                                 (11,504)                   --
-------------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                       439,711,567           346,727,853
-------------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                            471,540,624           340,627,963
-------------------------------------------------------------------------------------------------------------------------
Net Assets
-------------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                     3,761,377,964         3,420,750,001
-------------------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of net investment income of
$5,989,979 and undistributed net investment income of $61,831, respectively)         $4,232,918,588        $3,761,377,964
-------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statments.





Financial highlights
(For a share outstanding throughout the period)
                                                                             For the period
                                                                               July 3, 1995
                                                                  Year        (commencement
                                                                 ended        of operations)          Year ended
                                                             August 31         to August 31            August 31
                                                             ---------------------------------------------------
                                                                  1996                 1995                 1996
                                                             ---------------------------------------------------
                                                                       Class M                                 Class B
                                                             ---------------------------------------------------
Net asset value, beginning of period                            $12.00               $11.92               $11.97
----------------------------------------------------------------------------------------------------------------
Investment activities
----------------------------------------------------------------------------------------------------------------
Net investment income                                             1.14(c)               .21(c)              1.07(c)
----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments             .11                  .07                  .11
----------------------------------------------------------------------------------------------------------------
Total from investment operations                                  1.25                  .28                 1.18
----------------------------------------------------------------------------------------------------------------
Less distributions
----------------------------------------------------------------------------------------------------------------
From net investment income                                       (1.13)                (.19)               (1.06)
----------------------------------------------------------------------------------------------------------------
From return of capital                                              --                 (.01)                  --
----------------------------------------------------------------------------------------------------------------
In excess of net investment income                                (.02)                 --                  (.02)
----------------------------------------------------------------------------------------------------------------
From net realized gain on investments                              --                   --                   --
----------------------------------------------------------------------------------------------------------------
Total distributions                                              (1.15)                (.20)               (1.08)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $12.10               $12.00               $12.07
----------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                10.88                 2.38(d)             10.28
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                       $16,616                 $964           $1,100,757
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                    1.19                  .20(d)              1.71
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)          9.45                 1.65(d)              8.84
----------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                          184.86                81.70               184.86
----------------------------------------------------------------------------------------------------------------



Financial highlights (continued)
(For a share outstanding throughout the period)
                                                                                                  For the period
                                                                                                   March 1, 1994
                                                                                                   (commencement
                                                        Year ended               Year ended        of operations)
                                                         August 31                August 31         to August 31
                                                             ---------------------------------------------------
                                                                  1995                 1994                 1993
                                                             ---------------------------------------------------
                                                         Class B                             Class B
                                                             ---------------------------------------------------
Net asset value, beginning of period                            $12.03               $12.99               $12.84
----------------------------------------------------------------------------------------------------------------
Investment activities
----------------------------------------------------------------------------------------------------------------
Net investment income                                             1.09                 1.18                  .62
----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments             .02                 (.94)                 .23
----------------------------------------------------------------------------------------------------------------
Total from investment operations                                  1.11                  .24                  .85
----------------------------------------------------------------------------------------------------------------
Less distributions
----------------------------------------------------------------------------------------------------------------
From net investment income                                       (1.13)               (1.20)                (.70)
----------------------------------------------------------------------------------------------------------------
From return of capital                                            (.04)                  --                   --
----------------------------------------------------------------------------------------------------------------
In excess of net investment income                                  --                   --                   --
----------------------------------------------------------------------------------------------------------------
From net realized gain on investments                               --                   --                   --
----------------------------------------------------------------------------------------------------------------
Total distributions                                              (1.17)               (1.20)                (.70)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $11.97               $12.03               $12.99
----------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                 9.88                 1.66                 6.80(d)
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                      $762,947             $535,002             $238,647
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                    1.70                 1.69                  .85(d)
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)          9.52                 9.06                 4.92(d)
----------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                           81.70                55.00                50.90
----------------------------------------------------------------------------------------------------------------



Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                             Year ended August 31
                                                             ---------------------------------------------------
                                                                  1996                 1995                 1994
                                                             ---------------------------------------------------
                                                                                 Class A
                                                             ---------------------------------------------------
Net asset value, beginning of period                            $12.01               $12.06               $13.01
----------------------------------------------------------------------------------------------------------------
Investment activities
----------------------------------------------------------------------------------------------------------------
Net investment income                                             1.16(c)              1.22                 1.27
----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments             .11                 (.01)                (.93)
----------------------------------------------------------------------------------------------------------------
Total from investment operations                                  1.27                 1.21                  .34
----------------------------------------------------------------------------------------------------------------
Less distributions
----------------------------------------------------------------------------------------------------------------
From net investment income                                       (1.15)               (1.22)               (1.29)
----------------------------------------------------------------------------------------------------------------
From return of capital                                              --                 (.04)                  --
----------------------------------------------------------------------------------------------------------------
In excess of net investment income                                (.02)                  --                   --
----------------------------------------------------------------------------------------------------------------
From net realized gain on investments                               --                   --                   --
----------------------------------------------------------------------------------------------------------------
Total distributions                                              (1.17)               (1.26)               (1.29)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $12.11               $12.01               $12.06
----------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                11.08                10.76                 2.46
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                    $3,115,546           $2,997,467           $2,885,748
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                     .96                  .95                  .94
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)          9.57                10.27                 9.82
----------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                          184.86                81.70                55.00
----------------------------------------------------------------------------------------------------------------



Financial highlights (continued)
(For a share outstanding throughout the period)


                                                              -----------------------------
                                                                  1993                 1992
                                                              -----------------------------
Net asset value, beginning of period                            $12.76               $11.55
-------------------------------------------------------------------------------------------
Investment activities
-------------------------------------------------------------------------------------------
Net investment income                                             1.46                 1.57
-------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments             .28                 1.22
-------------------------------------------------------------------------------------------
Total from investment operations                                  1.74                 2.79
-------------------------------------------------------------------------------------------
Less distributions
-------------------------------------------------------------------------------------------
From net investment income                                       (1.45)               (1.56)
-------------------------------------------------------------------------------------------
From return of capital                                             --                    --
-------------------------------------------------------------------------------------------
In excess of net investment income                                (.04)                  --
-------------------------------------------------------------------------------------------
From net realized gain on investments                              --                  (.02)
-------------------------------------------------------------------------------------------
Total distributions                                              (1.49)               (1.58)
-------------------------------------------------------------------------------------------
Net asset value, end of period                                  $13.01               $12.76
-------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                14.50                25.50
-------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                    $3,189,948           $2,449,282
-------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                     .92                  .97
-------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)         11.27                12.63
-------------------------------------------------------------------------------------------
Portfolio turnover (%)                                           50.90                47.05
-------------------------------------------------------------------------------------------

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended August 31, 1996 includes amounts paid through expense offset arangements. Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period

(d)  Not annualized.




Notes to financial statements
August 31, 1996

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income by investing primarily in high-yielding, lower-rated fixed-income securities constituting a portfolio that Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, wholly-owned subsidiary of Putnam Investments, Inc. believes does not involve undue risk to income or principal.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, or dealers which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Discounts on zero coupon bonds, original issue, stepped-coupon bonds and payment in kind bonds are accreted according to the effective yield method.

Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

At August 31, 1996, the fund had a capital loss carryover of approximately $515,069,373 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

    Loss Carryover      Expiration
----------------------------------------------
     $ 32,283,479     August 31, 1997
     $ 23,057,542     August 31, 1998
     $296,761,877     August 31, 1999
     $110,228,548     August 31, 2000
     $ 52,737,927     August 31, 2003

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of defaulted bond interest, post-October loss deferrals, losses on wash sale transactions, realized gains and losses on forward currency contracts, amortization of bond premium, and interest on payment-in-kind securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 1996, the fund reclassified $3,284,087 to increase distributions in excess of net investment income and $23,428,815 to decrease paid-in-capital, with a decrease to accumulated net realized loss on investments of $26,712,902. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the $500 million, 0.50% of any amount over $1.5 billion, subject, under current law, to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended August 31, 1996, fund expenses were reduced by $1,110,520 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements. Trustees of the fund receive an annual Trustees fee of $4,640 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended August 31, 1996, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $1,123,983 and $18,436 from the sale of class A and class M shares, respectively and $1,844,011 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended August 31, 1996, Putnam Mutual Funds Corp., acting as underwriter received $15,884 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended August 31, 1996, purchases and sales of investment securities other than short-term investments aggregated $7,441,579,265 and $7,072,863,061, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At August 31, 1996, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                Year ended
                              August 31, 1996
----------------------------------------------------
Class A                    Shares             Amount
----------------------------------------------------
Shares sold            55,402,991       $671,648,164
----------------------------------------------------
Shares
reinvested             12,135,654        146,443,562
----------------------------------------------------
                       67,538,645        818,091,726

Shares
repurchased           (59,864,900)      (726,015,454)
----------------------------------------------------
Net increase            7,673,745        $92,076,272
----------------------------------------------------

                                Year ended
                              August 31, 1995
----------------------------------------------------
Class A                    Shares             Amount
----------------------------------------------------
Shares sold            53,235,731       $626,633,403
----------------------------------------------------
Shares
reinvested             12,624,583        148,394,989
----------------------------------------------------
                       65,860,314        775,028,392

Shares
repurchased           (55,532,297)      (655,422,219)
----------------------------------------------------
Net increase           10,328,017       $119,606,173
----------------------------------------------------

                                 Year ended
                              August 31, 1996
----------------------------------------------------
Class B                    Shares             Amount
----------------------------------------------------
Shares sold            48,434,672       $585,570,532
----------------------------------------------------
Shares
reinvested              3,197,705         38,477,510
----------------------------------------------------
                       51,632,377        624,048,042

Shares
repurchased           (24,145,722)      (292,065,361)
----------------------------------------------------
Net increase           27,486,655       $331,982,681
----------------------------------------------------

                              Year ended
                           August 31, 1995
----------------------------------------------------
Class B                    Shares             Amount
----------------------------------------------------
Shares sold            31,579,432       $371,489,530
----------------------------------------------------
Shares
reinvested              2,480,921         29,114,551
----------------------------------------------------
                       34,060,353        400,604,081

Shares
repurchased           (14,818,399)      (174,450,151)
----------------------------------------------------
Net increase           19,241,954       $226,153,930
----------------------------------------------------

                             Year ended
                         August 31, 1996
----------------------------------------------------
Class M                    Shares             Amount
----------------------------------------------------
Shares sold             1,621,893        $19,640,619
----------------------------------------------------
Shares
reinvested                 41,213            496,981
----------------------------------------------------
                        1,663,106         20,137,600

Shares
repurchased              (370,530)        (4,484,986)
----------------------------------------------------
Net increase            1,292,576        $15,652,614
----------------------------------------------------

                           For the Period
                            July 3, 1995
                          (commencement of
                           operations) to
                           August 31, 1995
----------------------------------------------------
Class M                    Shares             Amount
----------------------------------------------------
Shares sold                80,086           $964,865
----------------------------------------------------
Shares
reinvested                    323              3,885
----------------------------------------------------
                           80,409            968,750

Shares
repurchased                   (83)            (1,000)
----------------------------------------------------
Net increase               80,326           $967,750
----------------------------------------------------



Federal tax information
(Unaudited)

The fund has designated 2.13% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 1997 will show the tax status of all distributions paid to your account in calendar 1996.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.


TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike


OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Edward H. D'Alelio
Vice President

Jin W. Ho
Vice President

Jennifer E. Leichter
Vice President and Fund Manager

Rosemary H. Thomsen
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam High Yield Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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Bulk Rate
U.S. Postage
PAID
Putnam
Investments
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27668-014/324/2AC  10/96